Exhibit 10.28

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated as of January 16, 2019, is made by and among SANMINA CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Borrower, the Administrative Agent, and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 30, 2018 (as amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which such Lenders agreed to provide the Borrower with a revolving credit facility and a delayed draw term loan facility; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend Section 7.05 of the Credit Agreement to increase an exception amount related to sales of receivables and Related Assets, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;
A G R E E M E N T:
NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, Section 7.05 of the Credit Agreement (Disposition of Assets) shall be amended so that, after giving effect to this Amendment, subsections (e), (f) and (g) of Section 7.05 read in their entirety as set forth below:
“(e)    sales of receivables and Related Assets by any Loan Party pursuant to nonrecourse (other than limited, customary provisions for recourse) factoring or similar arrangements; provided that the cash consideration for any such sale shall be for an amount equal to at least 90% of the face amount of such receivables; and provided, further that the face amount of all receivables sold and outstanding at any time pursuant to this Section 7.05(e) together with the face amount of all receivables sold and outstanding at any time pursuant to Section 7.05(f) and Section 7.05(g) shall not exceed in the aggregate 40% of the total aggregate receivables of the Borrower and its Subsidiaries (measured as of the end of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Section 6.02); and provided, further that no Default or Event of Default exists or would result therefrom at the time of any such sale and the Borrower from time to time shall provide the Administrative Agent upon the Administrative Agent’s request with a current list of receivables that are sold pursuant to any such arrangement;
(f)    sales of receivables and Related Assets by any Non-Guarantor Subsidiary of the Borrower pursuant to nonrecourse (other than limited, customary provisions for recourse) factoring or similar arrangement; provided that (1) the face amount of all

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receivables sold and outstanding at any time pursuant to this Section 7.05(f) together with the face amount of all receivables sold and outstanding at any time pursuant to Section 7.05(e) and Section 7.05(g) shall not exceed in the aggregate 40% of the total aggregate receivables of the Borrower and its Subsidiaries (measured as of the end of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Section 6.02) and (2) at the time of any such sale, no Default or Event of Default exists or would result therefrom;
(g)    sales of receivables and Related Assets by the Borrower or any Subsidiary to any Securitization Subsidiary; provided that (1) the face amount of all receivables sold and outstanding at any time pursuant to this Section 7.05(g) together with the face amount of all receivables sold and outstanding at any time pursuant to Section 7.05(e) and Section 7.05(f) shall not exceed in the aggregate 40% of the total aggregate receivables of the Borrower and its Subsidiaries (measured as of the end of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Section 6.02) and (2) at the time of any such sale, no Default or Event of Default exists or would result therefrom;”.
2.    Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Borrower and the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf).
3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, both before and after giving effect to this Amendment, as follows:
(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;
(b)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)    no Default has occurred and is continuing.
4.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None

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of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
6.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
7.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
8.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
10.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
SANMINA CORPORATION

By: /s/ Brian P. Casey
Name: Brian P. Casey
Title: Treasurer

Regis Corporation
Amendment No. 1 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A, as Administrative Agent

By: /s/ Christine Trotter
Name: Christine Trotter
Title:     Assistant Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page

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BANK OF AMERICA, N.A, as a Lender, Swing Line Lender and an Issuing Lender
By: /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page

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BANK OF THE WEST, as a Lender and an Issuing Lender

By:    /s/ Scott Bruni
Name: Scott Bruni
Title: Vice President

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MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender and an Issuing Lender

By:    /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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SUNTRUST BANK, as a Lender

By:    /s/ Christian Sumulong
Name: Christian Sumulong
Title: Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:    /s/ Tony Huang
Name: Tony Huang
Title: Director
By:    /s/ Dayi Liu
Name: Dayi Liu
Title: Executive Director

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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BMO HARRIS BANK, N.A., as a Lender

By:    /s/ Jeff LaRue
Name: Jeff LaRue
Title: Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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CITIBANK, N.A., as a Lender

By:    /s/ Carmen-Christina Kelleher
Name: Carmen-Christina Kelleher
Title: Vice President

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Sanmina Corporation
Amendment No. 1 to Credit Agreement
Signature Page
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